UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

PQ Group Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38221	81-3406833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Lindenwood Drive Valleybrooke Corporate Center Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(610) 651-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2018, PQ Group Holdings Inc. (the “Company”) held its annual meeting of stockholders pursuant to notice duly given. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders. For more information about the proposals set forth below, please see the Company’s Proxy Statement.

Proposal One: Each of the three Class I director nominees was elected to serve on the Company’s board of directors (the “Board of Directors”) for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Greg Brenneman	113,963,479	14,396,666	3,291,869
Jonny Ginns	120,034,187	8,325,958	3,291,869
Kyle Vann	120,069,575	8,290,570	3,291,869

Proposal Two: The stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers (the “say-on-pay proposal”). The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
127,973,869	381,356	4,920	3,291,869

Proposal Three: The stockholders voted, on an advisory basis, to hold a say-on-pay proposal each year. The results of the advisory vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
127,570,098	5,847	62,645	721,555	3,291,869

The Board of Directors considered the recommendation of the Company’s stockholders and intends to present a say-on-pay proposal to its stockholders each year until the next vote on the frequency of a say-on-pay proposal is held, which will be no later than the Company’s 2024 annual meeting of stockholders.

Proposal Four: The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018 was ratified. The results of the vote were as follows:

For	Against	Abstain
130,378,534	563,282	710,198

Proposal four was a routine matter and, therefore, there were no broker non-votes relating to this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PQ GROUP HOLDINGS INC.

Date: May 8, 2018	By:	/s/ Joseph S. Koscinski
Name: Joseph S. Koscinski
Title: Secretary, Vice President and General Counsel